Long-term Deposit	12 Months Ended
Dec. 31, 2011
Long-term Deposit

(10) Long-term Deposit

On January 20, 2008, Shandong Fuwei signed a “Letter of Intent of Joyinn Capital Increase and Share Expansion”(“LOI”) with Joyinn Hotel Investment & Management Co., Ltd. (“Joyinn”) and the Shareholder of Joyinn. Joyinn is a legal company of limited liability that registered on May 19, 2006 in Beijing, with registered capital of RMB50,000.

According to the LOI, Shandong Fuwei deposited RMB26,000 (half of the would-be added register capital of RMB52,000), to Joyinn as the prepayment as of June 30, 2008. The prepayment to Joyinn will be regarded as investment payment after all parties enter into the final capital increase and shares expansion agreement during the effective term of this LOI. A share pledging agreement was entered into subsequently on April 9, 2008 between Shandong Fuwei and Shandong Xinmeng Investment Co., Ltd (“Pledger”), which holds 97.6% shares of Joyinn. The Pledger agreed to pledge its 52% interest in Joyinn, as a guarantee to the prepayment on the newly increased register capital made by Shandong Fuwei to Joyinn. Based on the mutual supplementary agreement signed in June 2008, the prepayment was decreased by RMB5,000 and returned to the Company on June 18, 2008.

On June 23, 2009, Shandong Fuwei and the Pledger, the major shareholder of Joyinn, agreed that the Pledger would pledge another 19% of its interest in Joyinn in addition to the previous pledge of 52% interest in Joyinn as a guarantee to the prepayment on the newly increased register capital made by Shandong Fuwei to Joyinn. As a result, the Pledger’s percentage of pledged interest in Joyinn increased from 52% to 71%. In the year 2010, the Company impaired the deposit amount by RMB4,240 (US$641). The impairment was determined based on an independent appraisal study. As of December 31, 2011 the total amount of the deposit was RMB16,760 (US$2,663).

On July 14, 2009, Shandong Fuwei and Joyinn signed “Supplementary Agreement of Letter of Intent of Joyinn Capital Increase and Share Expansion” which extends the duration of former agreement to two (2) years that is, Fuwei has the option right to determine to continue or withdraw the investment prior to January 14, 2010, the expiration date of the agreement.

On January 14, 2010, when the agreement was expired Shandong Fuwei and the Pledger came to an agreement that the Pledger would transfer 71% of Joyinn’s shares which it owns to Shandong Fuwei. This agreement is subject to the approval of the authority body of both parities.